UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

HUBSPOT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HubSpot Your Vote Counts! HUBSPOT, INC. 2024 Annual Meeting of Stockholders Vote by June 10, 2024 11:59 PM Eastern Time HUBSPOT, INC. 2 CANAL PARK CAMBRIDGE, MA 02141 V43780-P06143 You invested in HUBSPOT, INC. and it's time to vote! You have the right to vote on proposals being presented at the 2024 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Pv For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance. *No personal information, other than the control above, is necessary to execute a proxy. Vote Virtually at the Meeting* June 11, 2024 9:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/HUBS2024 V2.0

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Elect three Class I directors to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal. Board Recommends Nominees: 1a. Brian Halligan 1b. Ron Gill For For For 1c. Jill Ward 2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024; For 3. 4. Non-binding advisory vote to approve the compensation of the Company's named executive officers; Approve the HubSpot, Inc. 2024 Stock Option and Incentive Plan; and For For 5. Approve an amendment to the HubSpot, Inc. Seventh Amended and Restated Certificate of Incorporation to limit the liability of certain officers in certain circumstances as permitted pursuant to recent amendments to Delaware law. NOTE: To transact such other business that properly comes before the Annual Meeting (including adjournments or postponements thereof). For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". V43781-P06143